GTF:

Fund Manager Change
After nearly 15 years of significant contributions to T. Rowe Price, Charles A. "Chip" Morris has decided it is time for a change. It is sad for T. Rowe Price to report that such a valued colleague is leaving our firm to pursue outside interests. Chip has been president and chairman of the advisory committee of the Global Technology Fund since its inception on September 29, 2000, and has been working with us to assure a smooth transition of his responsibilities.
     His portfolio management duties were assumed by Robert N. Gensler, who became chairman of the advisory committee on January 16, 2002. Rob has been the manager of the Media & Telecommunications Fund over the past two years and has been a highly effective telecommunications and technology analyst since joining
T. Rowe Price in 1993. Prior to joining T. Rowe Price, Rob worked for seven years as an arbitrage analyst in New York City and Baltimore, for the Peace Corps in Botswana, and earned an MBA from Stanford University and a BS in Economics from The Wharton School, University of Pennsylvania.
         We will miss Chip Morris and we wish him the very best in his new endeavors.

This updates the prospectus dated May 1, 2001.

STF:
Fund Manager Change
After nearly 15 years of significant contributions to T. Rowe Price, Charles A. "Chip" Morris has decided it is time for a change. It is sad for T. Rowe Price to report that such a valued colleague is leaving our firm to pursue outside interests. Chip has been president and chairman of the advisory committee of the Science & Technology Fund since 1991 and has been working with us to assure a smooth transition of his responsibilities.
     His portfolio management duties were assumed by Michael F. Sola, who has been the executive vice president of the fund since April 2000 and has worked with Chip on technology investing for the past seven years. Mike has also managed roughly $1 billion of assets in small- and mid-cap technology stocks over the past three years, including in the Developing Technologies Fund. He became chairman of the advisory committee of the Science & Technology Fund and assumed portfolio management responsibilities on January 16, 2002. Prior to joining T. Rowe Price in 1995, Mike earned his MBA from the University of Chicago and his BS in Physics and Economics from the College of William and Mary.
         We will miss Chip Morris and we wish him the very best in his new endeavors.

This updates the prospectus dated May 1, 2001.